REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 30th day of June, 2008 by and among National Holdings Corporation, a Delaware corporation (the “Company”), and St. Cloud Capital Partners II, L.P. (the “Investor”).

WHEREAS, the Company has agreed to issue and sell to the Investor, and the Investor has agreed to purchase from the Company, a 10% senior subordinated convertible promissory note in the principal amount of $3,000,000 (the “Note”), which is initially convertible into 1,875,000 shares of the Company’s common stock, $0.02 par value per share (the “Common Stock”) and a warrant to purchase 468,750 shares of Common Stock (the “Warrant”), all upon the terms and conditions set forth in that certain Securities Purchase Agreement of even date herewith, by and among the Company and the Investor (the “Purchase Agreement”), and

WHEREAS, the terms of the Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Investor to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Allowed Delay” as defined in Section 2(d)(ii) hereto.

“Business Day” means a day, other than a Saturday, Sunday or holiday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall have the meaning as defined in the recitals, and any securities into which such shares may hereinafter be reclassified.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Note.

“Effectiveness Date” means, with respect to the Initial Registration Statement, the earlier of (i) one hundred eighty (180) days of the closing of the Company’s proposed merger with vFinance, Inc. or (ii) one hundred eighty (180) days of the termination of the Company’s proposed merger with vFinance, Inc.

“Effectiveness Period” as defined in Section 3(a) hereto.

“Filing Date” means, with respect to the Initial Registration Statement, the earlier of (i) ninety (90) days of the closing of the Company’s proposed merger with vFinance, Inc. (ii) ninety (90) days of the termination of the Company’s proposed merger with vFinance, Inc. or (iii) November 15, 2008.

“Initial Registration Statement” as defined in Section 2(a) hereto.

“Note” shall have the meaning as defined in the recitals.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Conversion Shares, (ii) the Warrant Shares and (iii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for resale by the Investor without restrictions pursuant to Rule 144.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus and any amendments and supplements to such Registration Statement, including pre- or post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed incorporated by reference in such Registration Statement.

“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the 1933 Act and any successor or substitute rule, law or provision.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly-available written guidance, or rule of general applicability of the SEC staff, or (ii) written comments, requirements or requests of the SEC staff to the Company in connection with the review of a Registration Statement.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Warrant” shall have the meaning as defined in the recitals.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrant.

2. Registration.

(a)  Filing of Initial Registration Statement. Subject to the terms and conditions of this Agreement, the Company shall prepare and file with the SEC, no later than the Filing Date, a Registration Statement under the 1933 Act on any form for which the Company then qualifies (the “Initial Registration Statement”) for the resale by the Investor of the Registrable Securities. The Company shall have the right to include in such Initial Registration Statement on a pari passu basis with the Registrable Securities shares of Common Stock remaining unsold by the persons or entities who have continuing registration rights and who are set forth in the selling stockholders section of that certain prospectus of the Company dated November 6, 2006, and certain additional shares of Common Stock issued or underlying securities issued subsequent to such date, including those persons or entities who took part in the Company’s February 2007 $1,000,000 financing and its March 2008 $3,000,000 financing or which such Persons have the right to acquire pursuant to the exercise, conversion or exchange of securities of the Company held on the date hereof. Such Initial Registration Statement shall include the plan of distribution attached hereto as Exhibit A. The Initial Registration Statement (and each amendment thereto) shall be provided to the Investor prior to its filing or other submission in accordance with Section 4(c) hereof.

(b)   Additional Registration Statements. If during the Effectiveness Period, subject to Section 2(d)(ii), the number of Registrable Securities at any time exceeds 100% of the number of Registrable Securities then registered for resale in the Initial Registration Statement, then the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Investor of not less than the number of such unregistered Registrable Securities.

(c)   Expenses. Except as set forth in Section 4(f), the Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees. Investor shall be responsible for all other expenses in connection with the registration, including fees and expenses of counsel, discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(d) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have the Initial Registration Statement declared effective within ninety (90) days of the Filing Date but in any event by the Effectiveness Date. The Company shall notify the Investor by facsimile or e-mail as promptly as practicable, after any Registration Statement is declared effective and shall simultaneously provide the Investor with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than twenty (20) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any Registration Statement contemplated hereunder containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investor in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

3. Liquidated Damages.

(a)   If the Initial Registration Statement is not (i) filed on or prior to the Filing Date, or (ii) declared effective by the SEC by the Effectiveness Date (any such failure or breach being referred to as an “Event”, and the date on which such Event occurs being referred to as an “Event Date”), then, on each 30 day period following such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, as liquidated damages and not as a penalty, the interest rate of the Note shall increase by 1% per annum, but in no event shall the interest rate of the Note exceed 15% per annum.

(b) Investor shall not be entitled to an adjustment pursuant to this Section 3 if effectiveness of a Registration Statement has been delayed or a Prospectus has been unavailable as a result of (i) a failure by Investor to promptly provide on request by the Company the information required under the Purchase Agreement or this Agreement or requested by the SEC as a condition to effectiveness of a Registration Statement; (ii) the provision of inaccurate or incomplete information by Investor; or (iii) a statement or determination of the SEC that any provision of the rights of the Investor under this Agreement are contrary to the provisions of the 1933 Act. In addition, Investor shall not be entitled to any adjustment pursuant to this Section 3 in the event that the Company is unable to Register all Registrable Securities as a result of SEC Guidance.

4. Company Obligations. In connection with the Company’s obligations under Section 2 hereof to file a Registration Statement with the SEC and to use its commercially reasonable efforts to cause a Registration Statement to become effective in accordance with the terms hereof, the Company will, as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144 (the “Effectiveness Period”) and advise the Investor in writing when the Effectiveness Period has expired. Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Investor shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto);

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 4(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to the Investor in an effort to permit counsel designated by the Investor to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) Business Days prior to their filing with the SEC;

(d) furnish to the Investor such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investor that are covered by the related Registration Statement;

(e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, (ii) if such order or suspension is issued, obtain the withdrawal of any such order or suspension at the earliest possible moment and notify each holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation of any proceeding such purpose;

(f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investor as shall be reasonably appropriate in the opinion of the Company and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h) immediately notify the Investor, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and

(j) With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to Investor upon request, as long as Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent annual or quarterly report, and (C) such other information as may be reasonably requested in order to avail Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

5. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Investor, or to advisors to or representatives of the Investor, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and if Investor wishes to obtain such information, it enters into an appropriate confidentiality agreement with the Company with respect thereto.

6. Obligations of the Investor.

(a) Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it, the intended method of disposition of the Registrable Securities held by it and its beneficial ownership of the Company’s securities, including who has the right to vote or dispose of such securities on behalf of Investor, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute and deliver such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Investor of the information the Company requires from Investor if Investor elects to have any of the Registrable Securities included in the Registration Statement. Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if Investor elects to have any of the Registrable Securities included in the Registration Statement.

(b) Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(d) or (ii) the happening of an event pursuant to Section 4(h) hereof, Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

7. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on Investor’s behalf and will reimburse Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Investor. Investor agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by Investor in connection with any claim relating to this Section 7 and the amount of any damages Investor has otherwise been required to pay by reason of such untrue statement or omission) received by Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Investor. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investor.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 10.4 of the Purchase Agreement.

(c) Assignments and Transfers by Investor. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor and its successors and assigns. Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by Investor to such person, provided that Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investor, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Investor, after notice duly given by the Company to Investor.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Faxes. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflicts of laws concepts which would apply the substantive law of some other jurisdiction, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By:	/S/ MARK GOLDWASSER
Mark Goldwasser
President and Chief Executive Officer

The Investor:

ST. CLOUD CAPITAL PARTNERS II, L.P.

By: SGCP II, LLC
Its: General Partner

By:	/S/ MARSHALL S. GELLER
Marshall S. Geller
Managing Member

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

- a combination of any such methods of sale; and

- any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the 1933 Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the Warrant by payment of cash, however, we will receive the exercise price of the Warrant.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the 1933 Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the 1933 Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the 1933 Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the 1933 Act will be subject to the prospectus delivery requirements of the 1933 Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the 1934 Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the 1933 Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the 1933 Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the 1933 Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold without restriction pursuant to Rule 144 of the 1933 Act.